UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2022

HERITAGE COMMERCE CORP

(Exact name of registrant as specified in its charter)

California	000-23877	77-0469558
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

224 Airport Parkway, San Jose, California	95110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 947-6900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	HTBK	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 26, 2022, Heritage Commerce Corp (the “Company”), held its Annual Meeting of Shareholders (the “Shareholders Meeting”). There were 60,407,846 shares of common stock entitled to vote at the meeting and a total of 52,422,468 shares (86.78%) were represented at the meeting. At the Shareholders Meeting, the shareholders voted on the following proposals as described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 14, 2022. The proposals voted on and approved by the shareholders at the Shareholders Meeting were as follows:

Proposal 1: Election of Directors

The election of eleven directors, named in the Proxy Statement, to serve as members of the Company’s Board of Directors until the next annual meeting of shareholders. The results are set forth below:

Name	For	Withheld	Broker Non-Votes
Julianne M. Biagini-Komas	36,675,339	10,034,540	5,712,589
Bruce H. Cabral	45,916,327	793,552	5,712,589
Jack W. Conner	45,804,265	905,614	5,712,589
Jason DiNapoli	45,391,589	1,318,290	5,712,589
Steven G. Heitel	45,741,437	968,442	5,712,589
Kamran F. Husain	45,892,934	816,945	5,712,589
Walter T. Kaczmarek	45,848,745	861,134	5,712,589
Robert T. Moles	36,626,371	10,083,508	5,712,589
Laura Roden	45,849,201	860,678	5,712,589
Marina H. Park Sutton	35,091,191	11,618,688	5,712,589
Ranson W. Webster	36,657,668	10,052,211	5,712,589

Proposal 2: Advisory Vote on Executive Compensation

The approval of the compensation of the Company’s named executive officers, as described in the Compensation Discussion and Analysis, the compensation tables, and the related disclosures required by Item 402 of Regulation S-K contained in the Company’s Proxy Statement. The results are set forth below:

For	Against	Abstentions	Broker Non-Votes
32,720,823	13,779,822	209,234	5,712,589

Proposal 3: Ratification of Independent Registered Public Accounting Firm

The ratification of the selection of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The results are set forth below:

For	Against	Abstentions	Broker Non-Votes
51,754,601	259,167	408,700	0

ITEM 8.01    OTHER EVENTS.

Walter T. Kaczmarek, President and Chief Executive Officer of Heritage Commerce Corp, made a presentation to shareholders at the Virtual Annual Meeting of Shareholders on May 26, 2022.   A copy of the information in the shareholder presentation is included as Exhibit 99.1. The information included as Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of the information in Exhibit 99.1 is not intended to, and does not, constitute a determination or admission by the Company that the information in Exhibit 99.1 is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company. The information in the materials is presented as of March 31, 2022, and the Company does not assume any obligations to update such information in the future.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(D) Exhibits.

99.1	Slide presentation to shareholders presented on May 26, 2022, by the Company’s President and Chief Executive Officer.
104	Cover Page Interactive Data File (embedded within XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 27, 2022

Heritage Commerce Corp

By:	/s/ Lawrence D. McGovern
Name: Lawrence D. McGovern
Executive Vice President and Chief Financial Officer

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